                                                                   EXHIBIT 10.27
                                                                   -------------

                         SECURITIES PURCHASE AGREEMENT
                         -----------------------------


     SECURITIES PURCHASE AGREEMENT (this "AGREEMENT"), dated as of January 10, 1997, by and among DATA RACE, INC., a Texas corporation, with headquarters located at 12400 Network Blvd., San Antonio, TX 78249 (the "COMPANY"), and each of the purchasers (individually, a "PURCHASER" and collectively, the "PURCHASERS") set forth on the execution pages hereof (the "EXECUTION PAGES").

     WHEREAS:

     A. The Company and the Purchasers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D ("REGULATION D"), as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "SECURITIES ACT");

     B. Each of the Purchasers desires to purchase, upon the terms and conditions stated in this Agreement, (i) at the First Closing (as hereinafter defined), the number of units (the "UNITS") set forth immediately below such Purchaser's name on the Execution Pages, each Unit consisting of (a) one (1) share of the Company's 1997 Series A Convertible Preferred Stock, no par value (the "PREFERRED STOCK"), and (b) warrant(s) (the "WARRANT"), in the form attached hereto as Exhibit B, to purchase 9.16 shares of Common Stock (as
                   ---------
defined below) at a purchase price per share of $16.375, and (ii) at the Second Closing (as hereinafter defined), a pro rata portion of the Units to be issued thereat as set forth in Section 1(a) below. The rights, preferences and privileges of the Preferred Stock, including the terms upon which such Preferred Stock is convertible into shares of the Company's common stock, no par value (the "COMMON STOCK"), are set forth in the form of Statement of Designations, Preferences and Rights attached hereto as Exhibit A (the "CERTIFICATE OF
                                          ---------
DESIGNATION"). The shares of Preferred Stock to be issued and sold hereunder are hereinafter referred to as the "PREFERRED SHARES."

     C. Contemporaneous with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement, in the form attached hereto as Exhibit C (the "REGISTRATION RIGHTS AGREEMENT"),
                            ---------
pursuant to which the Company has agreed to provide certain registration rights under the Securities Act and the rules and regulations promulgated thereunder, and applicable state securities laws;

     NOW, THEREFORE, the Company and the Purchasers hereby agree as follows:

1.   PURCHASE AND SALE OF THE UNITS.
     ------------------------------

     a.  Purchase of  the Units.   The issuance, sale and purchase of the Units
         -----------------------
and Preferred Shares shall take place in two (2) separate closings, the first of which is hereinafter referred to as the "FIRST CLOSING" and the second of which is hereinafter referred to as the "SECOND CLOSING." Subject to the satisfaction (or waiver) of the conditions thereto set forth in Section 6 and Section 7 below
(i)
at the First Closing, the Company shall issue and sell to each Purchaser and each Purchaser shall purchase from the Company that number of Units set forth immediately below such Purchaser's name on the Execution Pages and (ii) at the Second Closing, the Company shall issue and sell to each Purchaser and each Purchaser shall purchase from the Company that Purchaser's pro rata portion (based on the number of Preferred Shares issued to such Purchaser at the First Closing) of that number of Units which equal, in the aggregate, the lesser of
(y) 2,500 Units or (z) that number of Units which consist of Preferred Shares and Warrants which, when added to the Preferred Shares and Warrants issued at the First Closing, are convertible (based on the Conversion Price (as defined in the Certificate of Designation) then in effect) or exercisable into that number of shares of Common Stock equal to 724,219. The purchase price for each Unit shall be One Thousand Dollars ($1,000) (the "PURCHASE PRICE").

     b.  Form of Payment.  At each of the First Closing and Second Closing, (i)
         ---------------
each Purchaser shall pay the Purchase Price for the Units purchased by such Purchaser thereat by wire transfer to the Company, in accordance with the Company's written wiring instructions, against delivery of duly executed certificates representing the Preferred Shares and the Warrants comprising the Units, and (ii) the Company shall deliver such certificates against delivery of such Purchase Price.

     c.  Closing Dates.  Subject to the satisfaction (or waiver) of the
         -------------
conditions thereto set forth in Section 6 and Section 7 below, the date and time of the issuance and sale of the Units and the Preferred Shares pursuant to this Agreement shall be (i) in the case of the First Closing, 12:00 noon Eastern Standard Time on January 10, 1997 and (ii) in the case of the Second Closing, 12:00 noon Eastern Standard Time, five (5) business days following notification by the Company to each of the Purchasers of satisfaction (or waiver) of the applicable conditions thereto set forth in Section 7(b) below (subject, in each case, to a two (2) business day grace period at either party's option) but, in any event, not later than October 31, 1997, or, in each case, such other time as may be mutually agreed upon by the Company and each of the Purchasers. The closings shall occur at the offices of Klehr, Harrison, Harvey, Branzburg & Ellers, 1401 Walnut Street, Philadelphia, Pennsylvania 19102.

2.   PURCHASERS' REPRESENTATIONS AND WARRANTIES
     ------------------------------------------

     Each Purchaser, solely with respect to such Purchaser, represents and warrants to the Company that:

     a.  Investment Purpose.  Purchaser is purchasing the Preferred Shares, the
         ------------------
shares of Common Stock issuable upon conversion of the Preferred Shares or otherwise pursuant to the Certificate of Designation (the "CONVERSION SHARES"), the Warrants, and the shares of Common Stock issuable upon exercise of the Warrants (including the shares issuable in satisfaction of Exercise Default Payments (as defined in the Warrant) or otherwise) (the "WARRANT SHARES" and, collectively with the Preferred Shares, the Conversion Shares, and the Warrants, the "SECURITIES")) for Purchaser's own account for investment only and not with a present view towards the public sale or distribution thereof, except pursuant to sales that are exempt from the registration requirements of the Securities Act and/or sales registered under the Securities Act. Purchaser understands that

Purchaser must bear the economic risk of this investment indefinitely, unless the Securities are registered pursuant to the Securities Act and any applicable state securities or blue sky laws or an exemption from such registration is available, and that the Company has no present intention of registering any such Securities other than as contemplated by the Registration Rights Agreement. Purchaser covenants that neither Purchaser nor its affiliates, nor any person acting on Purchaser's or their behalf, has entered, has the intention of entering, or will enter into any put option, short position or other similar instrument or position (through the use of options, swaps or other derivative securities) with respect to the Securities (collectively, "SELL SHORT" or "SELLING SHORT") at any time after the date of the First Closing until the earlier of the first anniversary of the First Closing and such time as such Purchaser no longer owns any Preferred Shares (the "LIMITATION PERIOD") or shall take any action for the sole purpose of lowering the price at which the Preferred Shares are convertible into Conversion Shares; provided, however, that
                                                         -----------------
no person shall be deemed to Sell Short within the restrictions of this Section 2(a) if such person sells shares of Common Stock at least ninety (90) days after the First Closing and delivers a Notice of Conversion to the Company with respect to an equal number of Conversion Shares within forty-eight (48) hours of such sale and nothing herein shall prevent any Purchaser from Selling Short in order to accomodate bona fide orders placed by a customer of the Purchaser and, provided further, that nothing herein shall prevent any affiliate of Credit Suisse First Boston Corporation ("FIRST BOSTON") domiciled outside the United States (a "FOREIGN AFFILIATE") from Selling Short. First Boston agrees that neither it nor any its affiliates domiciled in the United States shall induce or cause any Foreign Affiliate to Sell Short. Upon the conclusion of the Limitation Period and until the second anniversary of the First Closing, Purchaser may Sell Short only at a price greater than the Maximum Conversion Price (as defined in the Certificate of Designation). Further, as a condition to any transfer of any or all of the Preferred Shares, any transferee shall agree to be bound by the restrictions contained in this Section 2(a), which agreement shall be for the benefit of the Company and all holders of Preferred Shares.

     b.  Accredited Investor Status.  Purchaser is an "ACCREDITED INVESTOR" as
         --------------------------
that term is defined in Rule 501(a) of Regulation D.

     c.  Reliance on Exemptions.  Purchaser understands that the Units are being
         ----------------------
offered and sold to Purchaser in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and Purchaser's compliance with, the representations, warranties, agreements, acknowledgments and understandings of Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of Purchaser to acquire the Units, the Preferred Shares and the Warrants.

     d.  Information.  Purchaser and its counsel, if any, have been furnished
         -----------
all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by Purchaser or its counsel. Purchaser and its counsel, if any, have been afforded the opportunity to ask questions of the Company and have received what Purchaser believes to be satisfactory answers to any such inquiries. Neither such inquiries nor any other due diligence investigation conducted by Purchaser or its counsel or any of its representatives shall modify, amend or affect Purchaser's right to rely on the Company's representations and warranties contained in Section 3 below. Purchaser understands that Purchaser's investment in the Securities involves a high degree of risk.

     e.  Governmental Review.  Purchaser understands that no United States
         -------------------
federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

     f.  Transfer or Resale.  Purchaser understands that (i) except as provided
         ------------------
in the Registration Rights Agreement, the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be transferred unless (a) subsequently registered thereunder, or (b) Purchaser shall have delivered to the Company an opinion of counsel (which opinion and counsel shall be reasonably acceptable to the Company, and, in the case of a tranfer to an affiliate of such Purchaser, the cost of which shall be borne by the Company) to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration or (c) sold pursuant to Rule 144 promulgated under the Securities Act (or a successor rule) ("RULE 144"); (ii) any sale of such Securities made in reliance on Rule 144 may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities
Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case, other than pursuant to the Registration Rights Agreement).

     g.  Legends.  Purchaser understands that the Preferred Shares, Warrants
         -------
and, until such time as the Conversion Shares and Warrant Shares have been registered under the Securities Act as contemplated by the Registration Rights Agreement or otherwise may be sold by Purchaser pursuant to Rule 144 without any restriction as to the public resale thereof, the certificates for the Conversion Shares and Warrant Shares, may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Securities):

     The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended. The securities have been acquired for investment and may not be sold, transferred or assigned in the absence of an effective registration statement for the securities under said Act, or an opinion of counsel, in form, substance and scope reasonably acceptable to the Company, that registration is not required under said Act or unless sold pursuant to Rule 144(k) under said Act.

     The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of any Security upon which it is stamped, if, unless otherwise required by state securities laws, (a) the sale of such Security is registered under the Securities Act, or (b) such holder provides the Company with an opinion of counsel, in form, substance and scope reasonably acceptable to the Company, to the effect that a public sale or transfer of such Security may be made without registration under the Securities Act or (c) such holder provides the Company with reasonable assurances that such Security can be sold pursuant to Rule 144 without any restriction as to the number of Securities acquired as of a particular date that can then be immediately sold. Purchaser agrees to sell all Securities, including those represented by a certificate(s) from which the legend has been removed, pursuant to an effective registration statement and in accordance with the prospectus delivery requirements set forth in the rules promulgated by the SEC or in compliance with an exemption from the registration requirements of applicable securities law. In the event the above legend is removed from any Security and thereafter the effectiveness of a registration statement covering such Security is suspended or the Company determines that a supplement or amendment thereto is required by applicable securities laws, then upon reasonable advance notice to Purchaser the Company may require that the above legend be placed on any such Security that cannot then be sold pursuant to an effective registration statement or Rule 144 without any restriction as to the number of Securities acquired as of a particular date that can then be immediately sold, which legend shall be removed when such Security may be sold pursuant to an effective registration statement or Rule 144 without any restriction as to the number of Securities acquired as of a particular date that can then be immediately sold.

     h.   Authorization; Enforcement.  This Agreement and the Registration
          --------------------------
Rights Agreement have been duly and validly authorized, executed and delivered on behalf of Purchaser and are valid and binding agreements of Purchaser enforceable in accordance with their terms.

     i.   Residency.  Purchaser is a resident of the state and jurisdiction set
          ---------
forth immediately below Purchaser's name on the Execution Pages.

     j.   Acknowledgments Regarding Placement Agent.  Purchaser acknowledges
          -----------------------------------------
that The Zanett Securities Corporation is acting as placement agent (the "PLACEMENT AGENT") for the Securities being offered hereby and will be compensated by the Company for acting in such capacity. Purchaser further acknowledges that the Placement Agent has acted solely as placement agent in connection with the offering of the Securities by the Company, that the information and data provided to Purchaser and referred to in subsection (d) above have not been subjected to independent verification by the Placement Agent, and that the Placement Agent makes no representation or warranty with respect to the accuracy or completeness of such information, data or other related disclosure material. Purchaser further acknowledges that in making its decision to enter into this Agreement and purchase the Securities it has relied on its own examination of the Company and the terms of, and consequences, of holding, the Securities.

3.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY.
     ---------------------------------------------

     The Company represents and warrants to each Purchaser that:

     a.   Organization and Qualification.  The Company and each of its
          ------------------------------
subsidiaries is a corporation duly organized and existing in good standing under the laws of the jurisdiction in which it is incorporated, and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company and each of its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary and where the failure so to qualify would have a Material Adverse Effect. "MATERIAL ADVERSE EFFECT" means any material adverse effect on the operations, properties, financial condition or prospects of the Company and its subsidiaries on a consolidated basis or on the transactions contemplated hereby.

     b.   Authorization; Enforcement.  (i) The Company has the requisite
          --------------------------
corporate power and authority to enter into and perform this Agreement, the Registration Rights Agreement and the Warrants, to issue and sell the Units in accordance with the terms hereof and to issue the Conversion Shares and Warrant Shares upon conversion of the Preferred Shares and exercise of the Warrants, respectively, in accordance with the terms thereof; (ii) the execution and delivery of this Agreement, the Registration Rights Agreement and the Warrants by the Company and the consummation by it of the transactions contemplated hereby and thereby (including without limitation the issuance of the Preferred Shares and the Warrants and the issuance and reservation for issuance of the Conversion Shares and Warrant Shares issuable upon conversion and exercise thereof) have been duly authorized by the Company's Board of Directors and, except as set forth on Schedule 3(b) hereof, no further consent or authorization
                       -------------
of the Company, its Board or Directors, or its stockholders is required (under Rule 4460(i) promulgated by the National Association of Securities Dealers or otherwise); (iii) this Agreement has been duly executed and delivered by the Company; and (iv) this Agreement constitutes, and, upon execution and delivery by the Company of the Registration Rights Agreement and the Warrants, such agreements will constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms.

     c.   Capitalization.  The capitalization of the Company as of the date
          --------------
hereof, including the authorized capital stock, the number of shares issued and outstanding, the number of shares reserved for issuance pursuant to the Company's stock option plans, the number of shares reserved for issuance pursuant to securities (other than the Preferred Shares and the Warrants) exercisable for, or convertible into or exchangeable for any shares of Common Stock and the number of shares to be reserved for issuance upon conversion of the Preferred Shares and exercise of the Warrants is set forth on Schedule 3(c).
                                                                  -------------
All of such outstanding shares of capital stock have been, or upon issuance will be, validly issued, fully paid and nonassessable. No shares of capital stock of the Company (including the Preferred Shares, the Conversion Shares and the Warrant Shares) are subject to preemptive rights or any other similar rights of the stockholders of the Company or any liens or encumbrances. Except as disclosed in Schedule 3(c) or as contemplated herein, as of the date of this
             -------------
Agreement, (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, any shares of capital stock of the Company or any of its subsidiaries, or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries, and (ii) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of its or their securities under the Securities Act (except the Registration Rights Agreement). The Company has furnished to the Purchasers true and correct copies of the Company's Articles of Incorporation as in effect on the date hereof ("CERTIFICATE OF INCORPORATION"), the Company's By-laws as in effect on the date hereof (the "BY-LAWS"), and all other instruments and agreements governing securities convertible into or exercisable for Common Stock of the Company. The Certificate of Designation, in the form attached hereto, has been duly filed with the Secretary of State for the State of Texas and the Purchasers are entitled to the rights set forth therein. The Company shall provide Purchasers with a written update of this representation signed by the Company's Chief Executive Officer or Chief Financial Officer on behalf of the Company as of the Closing Date.

     d.   Issuance of Shares.  The Preferred Shares are duly authorized and,
          ------------------
upon issuance in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances and will not be subject to preemptive rights or other similar rights of stockholders of the Company. The Conversion Shares and Warrant Shares are duly authorized and reserved for issuance, and, upon conversion of the Preferred Shares and exercise of the Warrants in accordance with the terms thereof, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances and will not be subject to preemptive rights or other similar rights of stockholders of the Company.

     e.   No Conflicts.  The execution, delivery and performance of this
          ------------
Agreement, the Registration Rights Agreement and the Warrants by the Company, the performance by the Company of its obligations under the Certificate of Designation, and the consummation by the Company of the transactions contemplated hereby and thereby (including without limitation the issuance and reservation for issuance of the Preferred Shares, Conversion Shares and Warrant Shares) will not (i) result in a violation of the Certificate of Incorporation or By-laws or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect). Neither the Company nor any of its subsidiaries is in violation of its Certificate of Incorporation, By-laws or other organizational documents and neither the Company nor any of its subsidiaries is in default (and no event has occurred which, with notice or lapse of time or both, would put the Company or any of its subsidiaries in default) under, nor has there occurred any event giving others (with notice or lapse of time or both) any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, except for possible defaults or rights as would not, individually or in the aggregate, have a Material Adverse Effect. The businesses of the Company and its subsidiaries are not being conducted, and shall not be conducted so long as a Purchaser owns any of the Securities, in violation of any law, ordinance or regulation of any governmental entity, except for possible violations the sanctions for which either singly or in the aggregate would not have a Material Adverse Effect. Except as specifically contemplated by this Agreement and as required under the Securities Act and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self regulatory agency in order for it to execute, deliver or perform any of its obligations under this Agreement, the Registration Rights Agreement or the Warrants or to perform its obligations under the Certificate of Designation, in each case in accordance with the terms hereof or thereof. The Company is not in violation of the listing requirements of the Nasdaq National Market ("NASDAQ") and does not reasonably anticipate that the Common Stock will be delisted by NASDAQ for the foreseeable future.

     f.   SEC Documents, Financial Statements.  Except as disclosed in Schedule
          -----------------------------------                          --------
3(f), since December 31, 1993 , the Company has timely filed all reports,
----
schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT") (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits) incorporated by reference therein, being hereinafter referred to herein as the "SEC DOCUMENTS"). The Company has delivered to the Purchasers true and complete copies of the SEC Documents, except for such exhibits, schedules and incorporated documents. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may include footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Except as set forth in the financial statements of the Company included in the SEC Documents, the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to the date of such financial statements and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such financial statements, which, individually or in the aggregate, are not material to the financial condition or operating results of the Company. The Company has not provided to any Purchaser any information which, according to applicable law, rule or regulation, should have been disclosed publicly by the Company but which has not been so disclosed. Unless and only to the extent permitted by
Section 4(k) hereof, the Company has not incurred any indebtedness under its line of credit with Imperial Bank.

     g.   Absence of Certain Changes.  Since September 30, 1996  there has been
          --------------------------
no material adverse change and no material adverse development in the business, properties, operations, financial condition, results of operations or prospects of the Company, except as disclosed in Schedule 3(g) or in the SEC Documents.
                                       -------------

     h.   Absence of Litigation.  Except as disclosed in the SEC Documents,
          ---------------------
there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its subsidiaries, threatened against or affecting the Company, any of its subsidiaries, or any of their respective directors or officers in their capacities as such.

     i.   Disclosure.  All information relating to or concerning the Company set
          ----------
forth in this Agreement or provided to the Purchasers pursuant to Section 2(d) hereof and otherwise in connection with the transactions contemplated hereby is true and correct in all material respects and the Company has not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or exists with respect to Company or its subsidiaries or their respective businesses, properties, prospects, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.

     j.   Acknowledgment Regarding the Purchasers' Purchase of the Securities.
          -------------------------------------------------------------------
The Company acknowledges and agrees that the Purchasers are not acting as financial advisors or fiduciaries of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby, and any advice given by Purchasers, or any of their respective representatives or agents, in connection with this Agreement and the transactions contemplated hereby is merely incidental to the Purchasers' purchase of the Units, the Preferred Shares and the Warrants. The Company further represents to the Purchasers that the Company's decision to enter into this Agreement has been based solely on the independent evaluation of the Company and its representatives.

     k.   Current Public Information.  The Company is currently eligible to
          --------------------------
register the resale of its Common Stock on a registration statement on Form S-3 under the Securities Act.

     l.   No General Solicitation.  Neither the Company nor any distributor
          -----------------------
participating on the Company's behalf in the transactions contemplated hereby (if any) nor any person acting for the

Company, or any such distributor, has conducted any "GENERAL SOLICITATION," as such term is defined in Regulation D, with respect to any of the Securities being offered hereby.

     m.   No Integrated Offering.  Neither the Company, nor any of its
          ----------------------
affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offerers to buy any security under circumstances that would require registration of the Securities being offered hereby under the Securities Act.

     n.   No Brokers.  The Company has taken no action which would give rise to
          ----------
any claim by any person for brokerage commissions, finder's fees or similar payments by any Purchaser relating to this Agreement or the transactions contemplated hereby, except for dealings with the Placement Agent, whose commissions and fees will be paid for by the Company.

4.   COVENANTS.
     ---------

     a.   Best Efforts.  The parties shall use their best efforts timely to
          ------------
satisfy each of the conditions described in Section 6 and 7 of this Agreement.

     b.   Form D; Blue Sky Laws.  The Company agrees to file a Form D with
          ---------------------
respect to the Securities as required under Regulation D and to provide a copy thereof to each Purchaser promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Securities for sale to the Purchasers pursuant to this Agreement under applicable securities or "blue sky" laws of the states of the United States or obtain exemption therefrom, and shall provide evidence of any such action so taken to each Purchaser on or prior to such Closing Date.

     c.   Reporting Status.  So long as the Purchasers beneficially own any of
          ----------------
the Securities, the Company shall timely file all reports required to be filed with the SEC pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination.

     d.   Use of Proceeds.  The Company shall  use the proceeds from the sale of
          ---------------
the Units for general corporate purposes, including the development and introduction of new products; provided, however, that the Company shall not, directly or indirectly, use such proceeds for any loan to or investment in any other corporation, partnership, enterprise or other person (except in connection with its direct subsidiaries).

     e.   Financial Information.  The Company agrees to send the following
          ---------------------
reports to each Purchaser until such Purchaser transfers, assigns, or sells all of the Securities: (i) within ten (10) days after the filing with the SEC, a copy of its Annual Report on Form 10-K, its proxy statements, its Quarterly Reports on Form 10-Q and any Current Reports on Form 8-K; and (ii) within one
(1) day after release, copies of all press releases issued by the Company or any of its subsidiaries.

     f.   Reservation of Shares.  The Company shall at all times have authorized
          ---------------------
and reserved for the purpose of issuance a sufficient number of shares of Common Stock to provide for the full conversion of the outstanding Preferred Shares and issuance of the Conversion Shares in connection therewith and the full exercise of the Warrants and the issuance of the Warrant Shares in connection therewith. In that regard, a "sufficient number of shares" with respect to the Preferred Shares shall be deemed to be equal to such number of Conversion Shares issuable upon conversion of the Preferred Shares if the Discounted Conversion Price (as defined in the Certificate of Designation) were fifty percent (50%) of the Discounted Conversion Price then in effect. The Company shall not reduce the number of shares reserved for issuance upon conversion of the Preferred Shares and the full exercise of the Warrants without the consent of each of the Purchasers, which consent will not be unreasonably withheld.

     g.   Listing. The Company shall promptly secure the listing of the
          -------
Conversion Shares and Warrant Shares upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Conversion Shares from time to time issuable upon conversion of the Preferred Shares and Warrant Shares from time to time issuable upon exercise of the Warrants.

     h.   Corporate Existence.  So long as any Purchaser beneficially owns any
          -------------------
Preferred Shares or Warrants, the Company shall maintain its corporate existence, except in the event of a merger, consolidation or sale of all or substantially all of the Company's assets, as long as the surviving or successor entity in such transaction (i) assumes the Company's obligations hereunder and under the agreements and instruments entered into in connection herewith regardless of whether or not the Company would have had a sufficient number of shares of Common Stock authorized and available for issuance in order to affect the conversion of all Preferred Shares and exercise in full of all Warrants outstanding as of the date of such transaction and (ii) is a publicly traded corporation whose common stock is listed for trading on the American Stock Exchange, the New York Stock Exchange or NASDAQ.

     i.   Expenses.  Except as otherwise provided herein or in Section 5 of the
          --------
Registration Rights Agreement, each party hereto shall be responsible for the payment of its own expenses incurred in connection with the negotiation, execution, delivery and performance of this Agreement.

     j.   Lock-Up Letters.  The Company shall cause its Chairman, Chief
          ---------------
Executive Officer, and Chief Financial Officer (collectively, the "SENIOR MANAGERS") to execute and deliver to the Purchasers at the First Closing a Lock-Up Letter, in the form attached hereto as Exhibit E (the "LOCK-UP LETTERS").
                                          ---------

     k.   Corporate Indebtedness.  Unless all of the Purchasers otherwise agree
          ----------------------
in writing, so long as any Purchaser beneficially owns any Preferred Shares, the Company shall not (i) incur any indebtedness pursuant to its line of credit with Imperial Bank unless and until the Company receives a waiver, in form and substance satisfactory to the Purchasers, (the "WAIVER") of the covenant contained in the documentation executed by the Company in connection with that certain Security and Loan Agreement dated November 12, 1996 by and between the Company and Imperial Bank prohibiting the Company from making any distribution with respect to, or purchasing, redeeming or retiring, the Preferred Shares or Warrants or (ii) incur any indebtedness for borrowed money except pursuant to lines of credit, with reputable financial institutions, which do not contain any terms which may have the effect of impairing the rights of the holders of the Preferred Shares, whether such lines of credit now exist or are hereafter established by the Company, provided that the aggregate amount of such indebtedness under all such lines of credit at any time outstanding shall not exceed $1,500,000. The Company shall use its best efforts to obtain the Waiver as soon as practicable after the First Closing.

5.   TRANSFER AGENT INSTRUCTIONS.
     ---------------------------

     The Company shall instruct its transfer agent to issue certificates, registered in the name of the appropriate Purchaser or its nominee, for the Conversion Shares and Warrant Shares in such amounts as specified from time to time by such Purchaser to the Company upon conversion of the Preferred Shares or exercise of the Warrants. Prior to registration of the Conversion Shares and Warrant Shares under the Securities Act or resale of such Securities under Rule 144, all such certificates shall bear the restrictive legend specified in
Section 2(g) of this Agreement. The Company warrants that no instruction other than such instructions referred to in this Section 5, and stop transfer instructions to give effect to Section 2(f) hereof, in the case of the Conversion Shares and Warrant Shares, prior to registration of the Conversion Shares and Warrant Shares under the Securities Act, will be given by the Company to its transfer agent and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Registration Rights Agreement. Nothing in this Section shall affect in any way the Purchasers' obligations and agreement set forth in Section 2(g) hereof to resell the Securities pursuant to an effective registration statement and in accordance with the prospectus delivery requirements set forth in the rules promulgated by the SEC or in compliance with an exemption from the registration requirements of applicable securities law.
If a Purchaser provides the Company with an opinion of counsel, which opinion of counsel shall be reasonably acceptable to the Company (and, in the case of a transfer to an affiliate of such Purchaser, the cost of which shall be borne by the Company), to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from registration, the Company shall permit the transfer, and, in the case of the Conversion Shares and Warrant Shares promptly instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by such Purchaser.

6.   CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.
     ----------------------------------------------

     The obligation of the Company hereunder to issue and sell the Units to each of the Purchasers at the closings is subject to the satisfaction, at or before the appropriate closing date, of each of the following conditions thereto, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion.

     a.   With respect to the First Closing:

          (i) Purchaser shall have executed the signature page to this Agreement and the Registration Rights Agreement, and delivered the same to the Company.

          (ii) Purchaser shall have delivered the Purchase Price for the Units purchased in accordance with Section 1(b) above.

          (iii) The representations and warranties of Purchaser shall be true and correct in all material respects as of the date when made and as of the date and time of the First Closing as though made at that time (except for representations and warranties that speak as of a specific date), and Purchaser shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by Purchaser at or prior to such First Closing.

          (iv) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

     b.   With respect to the Second Closing:

          (i) Purchaser shall have executed the signature page to this Agreement and the Registration Rights Agreement, and delivered the same to the Company.

          (ii) Purchaser shall have delivered the Purchase Price for the Units purchased in accordance with Section 1(b) above.

          (iii) The representations and warranties of Purchaser shall be true and correct in all material respects as of the date when made and as of the date and time of the Second Closing as though made at that time (except for representations and warranties that speak as of a specific date), and Purchaser shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by Purchaser at or prior to such Second Closing.

          (iv) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

7.   CONDITIONS TO EACH PURCHASER'S OBLIGATION TO PURCHASE.
     -----------------------------------------------------

     The obligation of each of the Purchasers hereunder to purchase the Units at the closings is subject to the satisfaction, at or before the appropriate closing date, of each of the following conditions, provided that these conditions are for each Purchaser's sole benefit and may be waived by such Purchaser at any time in such Purchaser's sole discretion:

     a.   With respect to the First Closing:

          (i) The Company shall have executed this Agreement and the Registration Rights Agreement, and delivered the same to the Purchasers.

          (ii) The Certificate of Designation shall have been accepted for filing with the Secretary of State of the State of Texas, and a copy thereof certified by the Secretary of State shall have been delivered to the Purchasers.

          (iii) The Company shall have delivered duly executed certificates representing the Preferred Shares and Warrants being so purchased to each Purchaser in accordance with Section 1(b) above.

          (iv) The Common Stock shall be authorized for quotation on NASDAQ and trading in the Common Stock (or NASDAQ generally) shall not have been suspended by the SEC or NASDAQ.

          (v) The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the date of the First Closing as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the First Closing. The Purchasers shall have received a certificate, executed by the chief executive officer of the Company, dated as of the First Closing, to the foregoing effect and as to such other matters as may be reasonably requested by the Purchasers.

          (vi) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

          (vii) The Purchasers shall have received the officer's certificate described in Section 3(c) above, dated as of the First Closing.

          (viii) The Purchasers shall have received an opinion of the Company's counsel, dated as of the First Closing, in form, scope and substance reasonably satisfactory to the Purchasers and in substantially the form of Exhibit D-1
                                                                -----------
attached hereto.

          (ix) The Senior Managers shall have executed and delivered the Lock-Up Letters.

     b.   With respect to the Second Closing:

          (i) The Company shall have executed this Agreement and the Registration Rights Agreement, and delivered the same to the Purchasers.

          (ii) The Company shall have delivered duly executed certificates representing the Preferred Shares and Warrants being so purchased to each Purchaser in accordance with Section 1(b) above.

          (iii) The Common Stock shall be authorized for quotation on NASDAQ and trading in the Common Stock (or NASDAQ generally) shall not have been suspended by the SEC or NASDAQ.

          (iv) The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the date of the Second Closing as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Second Closing. The Purchasers shall have received a certificate, executed by the chief executive officer of the Company, dated as of the Second Closing, to the foregoing effect and as to such other matters as may be reasonably requested by the Purchasers.

          (v) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

          (vi) The Purchasers shall have received the officer's certificate described in Section 3(c) above, dated as of the Second Closing.

          (vii) The Purchasers shall have received an opinion of the Company's counsel, dated as of the Second Closing, in form, scope and substance reasonably satisfactory to the Purchasers and in substantially the form of Exhibit D-2
                                                                -----------
attached hereto.

          (viii) The Company shall have collected at least $2,000,000 on account of revenues generated from the Hogan technology in the course of any ninety (90) consecutive day period, beginning not earlier than the date of the First Closing and ending not later than October 15, 1997. The Purchasers shall have received a certificate, executed by the chief financial officer of the Company, dated as of the Second Closing, to the foregoing effect.

          (ix) The Registration Statement required to be filed by the Company pursuant to Section 2(a) of the Registration Rights Agreement shall have been declared effective by the SEC no later than August 31, 1997 and shall be effective and available for use by the Purchasers as of the date of the Second Closing.

          (x) No material adverse change or development in the business, operations, financial condition, results of operations or prospects of the Company shall have occurred since the First Closing.

8.   GOVERNING LAW; MISCELLANEOUS.
     ----------------------------

     a.   Governing Law.  This Agreement shall be governed by and interpreted in
          -------------
accordance with the laws of the State of New York without regard to the principles of conflict of laws. The parties hereto hereby submit to the exclusive jurisdiction of the United States federal courts located in New York City with respect to any dispute arising under this Agreement, the agreements entered into in connection herewith or the transactions contemplated hereby or thereby.

     b.   Counterparts.  This Agreement may be executed in two or more
          ------------
counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party.

     c.   Headings.  The headings of this Agreement are for convenience of
          --------
reference and shall not form part of, or affect the interpretation of, this Agreement.

     d.   Severability.  If any provision of this Agreement shall be invalid or
          ------------
unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

     e.   Entire Agreement; Amendments.  This Agreement and the instruments
          ----------------------------
referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Purchasers make any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived other than by an instrument in writing signed by the party to be charged with enforcement and no provision of this Agreement may be amended other than by an instrument in writing signed by the Company and all of the Purchasers.

     f.   Notices.  Any notices required or permitted to be given under the
          -------
terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier or by confirmed telecopy, and shall be effective five days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier or confirmed telecopy, in each case addressed to a party. The addresses for such communications shall be:

               If to the Company:

               Data Race, Inc.
               12400 Network Blvd.
               San Antonio, TX  78249
               Attn:  President

               with copy to:

               Akin, Gump, Strauss, Hauer & Feld, L.L.P.
               1500 NationsBank Plaza
               300 Convent Street
               San Antonio, TX  78205
               Attn:  Matthew R. Bair, Esq.

     If to a Purchaser, to the address set forth immediately below such Purchaser's name on the Execution Pages.

     Each party shall provide notice to the other parties of any change in address.

     g.   Successors and Assigns.  This Agreement shall be binding upon and
          ----------------------
inure to the benefit of the parties and their successors and assigns. Neither the Company nor the Purchasers shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other. Notwithstanding the foregoing, each of the Purchasers may assign its rights hereunder to any of such Purchaser's "AFFILIATES," as that term is defined under the Exchange Act, without the consent of the Company. This provision shall not limit a Purchaser's right to transfer the Securities pursuant to the terms of the Certificate of Designation, the Warrants and this Agreement or to assign such Purchaser's rights hereunder to any such transferee.

     h.   Third Party Beneficiaries.  This Agreement is intended for the benefit
          -------------------------
of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

     i.   Survival.  The representations and warranties of the Company and the
          --------
agreements and covenants set forth in Sections 3, 4, 5 and 8 shall survive the First Closing and Second Closing hereunder notwithstanding any due diligence investigation conducted by or on behalf of the Purchasers. The Company agrees to indemnify and hold harmless each of the Purchasers and each of such Purchaser's officers, directors, employees, partners, agents and affiliates for loss or damage arising as a result of or related to any breach or alleged breach by the Company of any of its representations or covenants set forth herein, including advancement of expenses as they are incurred.

     j.   Publicity.  The Company and each of the Purchasers shall have the
          ---------
right to approve before issuance any press releases, SEC, NASDAQ or NASD filings, or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of the Purchasers, to make any press release or SEC, NASDAQ or NASD filings with respect to such transactions as is required by applicable law and regulations (although the Purchasers shall be consulted by the Company in connection with any such press release prior to its release and shall be provided with a copy thereof).

     k.   Further Assurances.  Each party shall do and perform, or cause to be
          ------------------
done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     l.   Termination.  In the event that a closing shall not have occurred on
          -----------
or before thirty (30) days from the date hereof, unless the parties agree otherwise, this Agreement shall terminate at the close of business on such date.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Purchasers and the Company have caused this Agreement to be duly executed as of the date first above written.


DATA RACE, INC.

  By: /S/ GREGORY T. SKALLA
     -----------------------------------------
  Name: Gregory T. Skalla
       ---------------------------------------
  Title: Chief Financial Officer and Secretary
        --------------------------------------

PURCHASER:

     NAME: Capital Ventures International
           ------------------------------

     SIGNATURE:

       By: Bala International, Inc., as agent
           ----------------------------------
       By: /s/ Andrew Frost
          -----------------------------
       Name: Andrew Frost
            ---------------------------
       Title: Director
             --------------------------

     ADDRESS:

     Capital Place
     ----------------------------------
     P. O. Box 1787GT
     ----------------------------------
     Grand Cayman, Cayman Islands BWI
     ----------------------------------

     ADDRESS TO WHICH SECURITIES SHOULD BE SENT (IF DIFFERENT FROM ABOVE
     ADDRESS):

     c/o Bala International, Inc.
     ----------------------------------
     401 City Avenue, Suite 220
     ----------------------------------
     Bala Cynwyd, PA  19004
     ----------------------------------

     Number of Units to be purchased at the First Closing:   3,300
                                                            -------

PURCHASER:

     NAME: Zanett Lombardier, Ltd.
          ------------------------------

     SIGNATURE:

       By: /s/ Tomaso Barbini
          ------------------------------
       Name: Tomaso Barbini
            ----------------------------
       Its: Director to Advisor
           -----------------------------

     ADDRESS:

       Kirk House
       ----------------------------------
       P. O. Box 1100
       ----------------------------------
       Grand Cayman, Cayman Islands BWI
       ----------------------------------

     ADDRESS TO WHICH SECURITIES SHOULD BE SENT (IF DIFFERENT FROM ABOVE
     ADDRESS):

       ----------------------------------

       ----------------------------------

       ----------------------------------

     NUMBER OF UNITS TO BE PURCHASED AT THE FIRST CLOSING:  500
                                                           -----

PURCHASER:

     NAME:  Credit Suisse First Boston
          --------------------------------

     SIGNATURE:

       By: /s/ John McAvoy
          --------------------------------
       Name:  John McAvoy
            ------------------------------
       Its:  Managing Director
            ------------------------------

     ADDRESS:

     Eleven Madison Avenue
     -------------------------------------
     New York, New York 10010-3629
     -------------------------------------

     ADDRESS TO WHICH SECURITIES SHOULD BE SENT (IF DIFFERENT FROM ABOVE
     ADDRESS):

     -------------------------------------

     -------------------------------------

     -------------------------------------

     Number of Units to be purchased at the First Closing:  1200
                                                           ------
                                      -20-